UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	September 1, 2004

       Whiting Petroleum Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-31899	20-0098515
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

       1700 Broadway, Suite 2300, Denver, Colorado 80290-2300
(Address of principal executive offices, including ZIP code)

       (303) 837-1661
(Registrant’s telephone number, including area code)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §230.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

        On September 1, 2004, Whiting Oil and Gas Corporation (“Whiting Oil and Gas”), a wholly-owned subsidiary of Whiting Petroleum Corporation (the “Company”), entered into an Agreement of Sale and Purchase (the “Purchase Agreement”), with CQ Acquisition Partners I, L.P., SPA-CQAP II, LP, EnerQuest Oil & Gas, Ltd and Baytech, L.L.P. (collectively, the “Seller”), pursuant to which Whiting Oil and Gas has agreed to purchase interests in 17 oil and natural gas properties in the Permian Basin of West Texas and Southeast New Mexico from the Seller for a purchase price of $345.0 million. The effective date of the acquisition is July 1, 2004 and closing is expected to occur September 23, 2004, subject to customary conditions to closing, including the Company’s completion of title and environmental due diligence.

        A copy of the Purchase Agreement is filed as Exhibit 2 to this report and is incorporated by reference herein. The foregoing description of the Purchase Agreement and the transactions contemplated therein is qualified in its entirety by reference to such exhibit. A copy of the Company’s press release announcing the execution of the Purchase Agreement is filed as Exhibit 99 to this report and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(c)	Exhibits:

(2)	Agreement of Sale and Purchase, dated September 1, 2004, by and among Whiting Oil and Gas Corporation, CQ Acquisition Partners I, L.P., SPA-CQAP II, LP, EnerQuest Oil & Gas, Ltd and Baytech, L.L.P. Schedules and exhibits to the Agreement of Sale and Purchase have not been filed herewith. The registrant agrees to furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

(99)	Press Release of Whiting Petroleum Corporation, dated September 1, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING PETROLEUM CORPORATION
Date: September 2, 2004	By: /s/ James J. Volker
ames J. Volker
Chairman, President and
Chief Executive Officer

WHITING PETROLEUM CORPORATION
FORM 8-K
EXHIBIT INDEX

Exhibit Number	Description

(2)	Agreement of Sale and Purchase, dated September 1, 2004, by and among Whiting Oil and Gas Corporation, CQ Acquisition Partners I, L.P., SPA-CQAP II, LP, EnerQuest Oil & Gas, Ltd and Baytech, L.L.P. Schedules and exhibits to the Agreement of Sale and Purchase have not been filed herewith. The registrant agrees to furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

(99)	Press Release of Whiting Petroleum Corporation, dated September 1, 2004.